UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 9, 2022
Date of Report (Date of earliest event reported)

QUALCOMM Incorporated
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

858-587-1121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QCOM	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

QUALCOMM Incorporated (the “Company”) held its 2022 Annual Meeting of Stockholders on March 9, 2022 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered three proposals, each of which is described briefly below and in more detail in the Company’s definitive proxy statement dated January 20, 2022. The final voting results for each proposal are set forth below.

Proposal 1 - Election of Directors

NOMINEE	FOR	WITHHOLD	ABSTAIN	BROKER NON-VOTES
Sylvia Acevedo	763,333,844	9,976,385	1,267,855	168,043,707
Cristiano R. Amon	771,125,055	2,239,129	1,213,900	168,043,707
Mark Fields	754,054,568	19,143,952	1,379,564	168,043,707
Jeffrey W. Henderson	744,334,592	28,135,173	2,108,319	168,043,707
Gregory N. Johnson	766,314,144	6,853,389	1,410,551	168,043,707
Ann M. Livermore	759,079,179	14,251,141	1,247,764	168,043,707
Mark D. McLaughlin	767,002,805	6,091,595	1,483,684	168,043,707
Jamie S. Miller	765,919,638	7,264,652	1,393,794	168,043,707
Irene B. Rosenfeld	757,730,280	15,585,089	1,262,715	168,043,707
Kornelis (Neil) Smit	767,804,384	5,412,177	1,361,523	168,043,707
Jean-Pascal Tricoire	761,067,750	12,125,239	1,385,095	168,043,707
Anthony J. Vinciquerra	757,120,150	15,955,473	1,502,461	168,043,707

Each of the foregoing nominees was elected and each received affirmative votes from more than a majority of the votes cast.

Proposal 2 - Ratification of the selection of PricewaterhouseCoopers LLP as our independent public accountants for our fiscal year ending September 25, 2022.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
892,679,240	48,448,963	1,493,588	0

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing proposal was approved.

Proposal 3 – Advisory vote to approve the compensation of our named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
733,071,610	38,771,958	2,734,516	168,043,707

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing advisory vote was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date:	March 14, 2022	By:	/s/ Ann Cathcart Chaplin
Ann Cathcart Chaplin
General Counsel and Corporate Secretary